SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14 (a) of the Securities
                            and Exchange Act Of 1934


Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))
[X]   Definitive  Proxy  Statement
[ ]   Definitive  Additional  Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12


                            REINHOLD INDUSTRIES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                  Inapplicable
     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rule 14a-6 (i)(1)and 0-11.
         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.
         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration No.:
         (3) Filing Party:
         (4) Date Filed:

                            REINHOLD INDUSTRIES, INC.
                            12827 E. Imperial Highway
                           Santa Fe Springs, CA 90670


                               September 24, 1999

DEAR STOCKHOLDERS:

The Directors and Officers of Reinhold Industries, Inc., cordially invite you to attend a Special Meeting of Stockholders of the Corporation to be held on Wednesday, October 20, 1999 at 10:00 a.m., Pacific Time. The meeting will be held at the offices of the Corporation at 12827 E. Imperial Highway, Santa Fe Springs, California 90670 for the following purposes:

     1. To consider and act upon a proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of capital stock of the Corporation from 2,500,000 shares to 50,000,000 shares by (a) increasing the number of authorized shares of Class A New Common Stock, par value $.01 per share (the "Class A Common Stock" or "Common Stock") from 2,500,000 shares to 45,000,000 shares, and (b) authorizing a class of preferred stock, consisting of 5,000,000 authorized shares (the "Preferred Stock"), for which the Board of Directors will have authority to establish the rights and preferences of any series prior to the issuance of any such series and to issue such Preferred Stock in one or more series, without further approval of stockholders of the Company, and to make such other changes as described more fully in the accompanying Proxy Statement;

     2. To consider and act upon a proposal to amend the Company's Amended and Restated By-laws to increase the size of the Board of Directors to between three and ten directors, with the exact number to be determined from time to time by vote of a majority of the Board of Directors, and to make other changes as described more fully in the accompanying Proxy Statement;

     3. To consider and act upon a proposal to approve and ratify the Company's Management Agreement with Hammond, Kennedy, Whitney & Company, Inc., a private equity firm.

     4. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on September 1, 1999 will be entitled to notice of and to vote at the meeting.

                                           Reinhold Industries, Inc.


                                           /s/ BRETT R.  MEINSEN

                                           BRETT R. MEINSEN
                                           Secretary




Your Proxy Statement and Form of Proxy are enclosed. You are urged to mark, sign, date and mail the enclosed proxy immediately. By mailing your proxy now you will not be precluded from attending the meeting. Your proxy is revocable. In the event you find it convenient to attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                            REINHOLD INDUSTRIES, INC.
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          Santa Fe Springs, California

                               September 24, 1999


To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Reinhold Industries, Inc., a Delaware corporation ("Reinhold" or the "Company"), will be held at the offices of Reinhold Industries, Inc. 12827 East Imperial Highway, Santa Fe Springs, California on October 20, 1999 at 10:00 a.m., local time, for the following purposes:

     1. To consider and act upon a proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of capital stock of the Corporation from 2,500,000 shares to 50,000,000 shares by (a) increasing the number of authorized shares of Class A New Common Stock, par value $.01 per share (the "Class A Common Stock" or "Common Stock") from 2,500,000 shares to 45,000,000 shares, and (b) authorizing a class of preferred stock, consisting of 5,000,000 authorized shares (the "Preferred Stock"), for which the Board of Directors will have authority to establish the rights and preferences of any series prior to the issuance of any such series and to issue such Preferred Stock in one or more series, without further approval of stockholders of the Company, and to make such other changes as described more fully in the accompanying Proxy Statement;

     2. To consider and act upon a proposal to amend the Company's Amended and Restated By-laws to increase the size of the Board of Directors to between three and ten directors, with the exact number to be determined from time to time by vote of a majority of the Board of Directors, and to make other changes as described more fully in the accompanying Proxy Statement;

     3. To consider and act upon a proposal to approve and ratify the Company's Management Agreement with Hammond, Kennedy, Whitney & Company, Inc., a private equity firm. and

     4. To transact such other business as may properly be brought before the meeting or any adjournment thereof.


     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on September 1, 1999 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                        By order of the Board of Directors,

                                        /s/ BRETT R. MEINSEN

                                        BRETT R. MEINSEN
                                        Secretary

THE BOARD OF DIRECTORS SOLICITS THE EXECUTION AND IMMEDIATE RETURN OF THE ACCOMPANYING PROXY. PLEASE DATE, SIGN AND RETURN THE PROXY IN THE ENCLOSED ADDRESSED ENVELOPE.

                            REINHOLD INDUSTRIES, INC.
                           12827 EAST IMPERIAL HIGHWAY
                       SANTA FE SPRINGS, CALIFORNIA 90670

                                 PROXY STATEMENT


Introduction

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Reinhold Industries, Inc. ("Reinhold" or the "Company") for use at the Special Meeting of Stockholders to be held on October 20, 1999 and any adjournments or postponements thereof (the "Special Meeting"). The Special Meeting will be held at the Company's executive offices located at 12827 East Imperial Highway, Santa Fe Springs, California, at 10:00 a.m. The Notice of Special Meeting, this proxy statement and the accompanying proxy are being mailed to you on or about September 24, 1999.

     At the Special Meeting shareholders will be asked to consider and vote upon proposals (i) to amend the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"); (ii) amend the Company's Amended and Restated By-laws (the "By-laws"); and (iii) ratify a management agreement (the "Management Agreement"), dated June 3, 1999, between the Company and Hammond, Kennedy, Whitney & Company, Inc., a New York corporation ("HKW" or "Hammond, Kennedy, Whitney & Company").

     The proposed amendment to the Certificate of Incorporation increases the number of authorized shares of capital stock of the Corporation from 2,500,000 shares to 50,000,000 shares (a) by increasing the number of authorized shares of Class A New Common Stock, par value $.01 per share (the "Class A Common Stock" or "Common Stock") from 2,500,000 shares to 45,000,000 shares, and (b) by authorizing a class of preferred stock, consisting of 5,000,000 authorized shares (the "Preferred Stock"). The Board of Directors will have authority to establish the rights and preferences of any series of Preferred Stock prior to the issuance of any such series and to issue Preferred Stock in one or more series, without further approval of stockholders of the Company.

         The proposed amendment to the By-laws increases the size of the Board of Directors by authorizing a Board of Directors of between three and ten directors, with the exact number to be determined from time to time by vote of a majority of the Board of Directors. The proposed amendment also eliminates from the Certificate of Incorporation and By-laws references to the Company's former Class B New Common Stock, par value $.01 per share (the "Class B Common Stock") and makes other changes as described below.

         The Management Agreement engages HKW to advise, consult and represent Reinhold and its subsidiaries on strategic direction, merger and acquisition activities and general investment banking matters. In exchange for these services, Reinhold shall pay to HKW a fee equal to Twenty Thousand Dollars ($20,0000) per month during the term of the Management Agreement. Messrs. Ralph
R. Whitney, Jr. and Andrew McNally, IV, who serve as managing directors of HKW, are directors of Reinhold.

Voting and Revocability of Proxies

         The shares of Class A Common Stock are the only class of voting securities of Reinhold outstanding. Each share of Class A Common Stock is entitled to one vote per share on all matters submitted to a vote of the shareholders. Only shareholders of record on September 1, 1999 will be entitled to vote at the meeting. The outstanding voting securities of the Company as of September 1, 1999 consisted of 1,998,956 shares of Class A Common Stock.

         Proxies properly executed, duly returned and not revoked will be voted at the Special Meeting in accordance with the specifications therein. If a stockholder does not specify on the proxy card how the shares are to be voted, they will be voted (i) FOR the proposal to amend the Company's Certificate of Incorporation; (ii) FOR the proposal to amend the Company's By-laws; (iii) FOR the proposal to ratify the Management Agreement; and (iv) at the discretion of the proxy holders, either FOR or AGAINST any other matter or business that may properly come before the meeting. The Board of Directors is not aware of any such other matter of business.

         A stockholder giving a proxy has the power to revoke it at any time prior to the Special Meeting. If a proxy in the accompanying form is executed and returned, it may nevertheless be revoked at any time prior to the exercise thereof by (i) filing with the Secretary of the Company, at or before the vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company before the vote at the Special Meeting; or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy must be sent so as to be delivered to Reinhold Industries, Inc., 12827 East Imperial Highway, Santa Fe Springs, California 90670, Attention: Secretary, or hand-delivered to the Secretary of the Company, in each case at or before the taking of the vote at the Special Meeting.

         At the Special Meeting the holders of shares having a majority of the voting power of the capital stock of the Company issued and outstanding and entitled to vote must be present or represented by proxy to constitute a quorum. Holders of the Common Stock shall each have one vote per share. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld. Proxies that reflect abstentions will be treated as voted for purposes of determining the approval of the proposal and will have the same effect as a vote against the proposal.

                                   BACKGROUND

         Reinhold adopted its current Certificate of Incorporation and By-laws as part of the July 31,1996 reorganization of Keene Corporation under Chapter 11 of the United States Bankruptcy Code. At the time of the reorganization, Keene Corporation's business operations were conducted primarily through Reinhold, then a subsidiary of Keene Corporation. Pursuant to the reorganization, Reinhold merged into Keene Corporation and adopted the current Certificate of Incorporation. That Certificate of Incorporation authorizes the issuance of 2,500,000 shares of capital stock, consisting of 1,480,000 shares of Class A Common Stock and 1,020,000 shares of Class B Common Stock. On the effective date of the reorganization, Reinhold issued all 1,020,000 shares of Class B Common Stock to the Keene Creditors Trust (the "Trust"), which was established to administer asbestos claims against Keene Corporation, and issued 978,956 shares of Class A Common Stock to Keene Corporation's former stockholders. All of Keene Corporation's previously outstanding Common Stock was canceled in the reorganization.

         The Certificate of Incorporation adopted pursuant to the reorganization contains certain restrictions on the transfer of the Class A Common Stock and Class B Common Stock for a period of twenty-five months after the effective date of the reorganization, which period has now expired. The Certificate of Incorporation also provides for the automatic conversion of Class B Common Stock into Class A Common Stock upon the occurrence of certain events, including the sale or transfer of the Class B Common Stock by the Trust.

         On May 21, 1999, the Trust sold 997,475 shares of its Class B Common Stock representing approximately 49.9% of the outstanding common stock of the Company. The purchasers were Massachusetts Mutual Life Insurance Company, MassMutual High Yield Partners II LLC, MassMutual Corporate Value Partners Limited, Ralph R. Whitney, Jr., Glenn Scolnik, Forrest E. Crisman, Jr., Andrew McNally, IV and Ward S. McNally (collectively, the "Purchasers"). Messrs. Whitney, Scolnik, Crisman, A. McNally and W. McNally are directors and/or officers of HKW. The purchasers also agreed to pay the Trust, on a pro rata basis, a stock price deficiency payment, on the third anniversary of the purchase, in an amount by which the market value of the Class A Common Stock retained by the Trust, on a per share basis, is less than a predetermined value. The Company has agreed to reimburse the purchasers for any such payments they make to the Trust. The Company believes any such payment will be immaterial to the results of operations.

         The Company has also agreed that until Massachusetts Mutual Life Insurance Company, MassMutual High Yield Partners II LLC and MassMutual
Corporate Value Partners collectively own less than five percent of the outstanding voting stock of the Company, the Company will recommend one person designated by Massachusetts Mutual Life Insurance Company to be included in the slate of nominees recommended by the Board of Directors of the Company for election by stockholders at the Company's annual meeting of the stockholders.

         Pursuant to Reinhold's Certificate of Incorporation, upon consummation of the sale of the Trust's shares, (i) all of the outstanding shares of Class B Common Stock automatically converted into shares of Class A Common Stock, (ii) the number of authorized shares of Class A Common Stock automatically increased by the number of shares of Class B Common Stock so converted, and (iii) the number of authorized shares of Class B Common Stock decreased by the number of shares so converted. Accordingly, the Certificate of Incorporation currently authorizes 2,500,000 shares of capital stock, all consisting of Class A Common Stock. No other class of capital stock is currently authorized. The amendment will increase the total number of authorized shares to 50,000,000, consisting of 45,000,000 shares of the Class A Common Stock and 5,000,000 shares of Preferred Stock, and additional changes as discussed below.

              PROPOSAL I TO AMEND THE CERTIFICATE OF INCORPORATION

         For the reasons set forth below, the Board of Directors believes that it is in the best interest of the Company and its shareholders to amend Reinhold's Certificate of Incorporation as discussed below. The purpose of the amendments is to increase the number of authorized shares of capital stock of the Corporation from 2,500,000 shares to 50,000,000 shares by (a) increasing the number of authorized shares of Class A Common Stock from 2,500,000 shares to 45,000,000 shares, and (b) authorizing a class of preferred stock, consisting of 5,000,000 authorized shares (the "Preferred Stock") that authorizes the Board of Directors to establish the rights and preferences of any series of Preferred Stock prior to the issuance of any such series and to issue such Preferred Stock in one or more series, without further approval of stockholders of the Company. The proposed amendment also eliminates from the Certificate of Incorporation references to Reinhold's former Class B New Common Stock and makes certain other changes as discussed below.

         The  text  of  the  proposed   Amended  and  Restated   Certificate  of
Incorporation as described in this Proposal to Amend the Certificate of Incorporation is set forth in Exhibit A attached to this Proxy Statement and is incorporated by reference herein.

         Purpose of the Amendment to the Certificate of Incorporation

         Increase in the Number of Authorized Shares of Common Stock. The primary purpose of the proposed amendment to Article IV of the Certificate of Incorporation is to increase the number of authorized shares of Reinhold's capital stock. The additional shares of Class A Common Stock for which authorization is sought would be identical to the shares of Class A Common Stock now authorized. The amendment would provide additional authorized shares of Class A Common Stock that may be used from time to time for corporate purposes that the Board of Directors may deem desirable, including, without limitation, stock splits, stock dividends or other distributions, financings, acquisitions, stock grants, stock options and employee benefit plans. Reinhold has no current plans with respect to the additional authorized but unissued shares of Class A Common Stock that will result from the amendment.

         Authorization of Preferred Stock. The Certificate of Incorporation currently does not authorize the Company to issue any class of Preferred Stock. The proposed amendment to Article IV authorizes a class of Preferred Stock consisting of 5,000,000 shares and further authorizes the Board of Directors to issue the Preferred Stock in one or more series and permits the Board of Directors to establish the rights and preferences of each series of Preferred Stock prior to the issuance thereof. Accordingly, the terms of the proposed Preferred Stock, including dividends or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters will be determined by the Board of Directors without stockholder approval. The Board of Directors of the Company will have the broad authority to issue authorized and unissued shares of Preferred Stock without obtaining approval from the holders of the Class A Common Stock.

         Number of Directors. Article V of the Certificate of Incorporation currently provides that the Board of Directors shall consist of three members. The amendment to Article V provides that the number of directors shall be determined in the manner specified in the By-laws. The proposed amendment to Reinhold's By-laws, which is discussed further below, provides that the number of directors shall be determined from time to time by vote of a majority of the entire Board of Directors, provided that the number may not be less than three nor more than ten.

         Amendment of By-laws. Article VI of the Certificate of Incorporation currently confers upon the Board of Directors the authority to make, alter, amend or repeal Reinhold's By-laws, except that any change to Article II of the By-laws, which pertains to meetings of stockholders, or Article III of the By-laws, which pertains to the directors, if approved by the Board of Directors, must be approved by a unanimous vote of the entire board of directors. The proposed amendment to Article VI of the Certificate of Incorporation expressly authorizes the Board of Directors to exercise all powers granted to the directors by law, except as such powers are limited or denied in the Certificate of Incorporation, as amended, or in the By-laws, and further provides that the Board of Directors is expressly authorized to make, alter or repeal the By-laws. Consequently, the amended Certificate of Incorporation will permit a majority of the Directors to amend Articles II or III of the By-laws by a majority vote of the directors.

         Elimination of References to Class B Common Stock and Other Changes. The amendment eliminates references to the former Class B Common Stock and eliminate references to the restrictions on transfer of Reinhold's capital stock that have now expired. The amendment also deletes the word, "New," from the title of the Class A Common Stock and revises Article VII of the Certificate of Incorporation to clarify that the provisions of the Certificate of Incorporation relating to indemnification apply to persons who are directors, officers, employees or agents of or acting in any other capacity.

         Possible Effects of the Amendment to the Certificate of Incorporation

         Increase the Number of Authorized Common Stock. If the stockholders approve the proposed amendment to the Certificate of Incorporation, the Company will have additional authorized but unissued shares of Class A Common Stock that may be issued without further action or authorization of the stockholders (except as required by law or the rules of the Nasdaq Stock Market or other stock exchange on which the Company's securities may then be listed). The issuance of additional shares of Class A Common Stock would have a dilutive effect on earnings per share. In addition, the issuance of additional shares of Common Stock could have a dilutive effect on the voting power of the current stockholders because they do not have preemptive rights.

         Although the Board of Directors is not proposing the authorization of the additional shares of Class A Common Stock as an "anti-takeover" device, it is possible that additional shares could be used to discourage a tender offer or other attempt to gain control of Reinhold. The amendment could, under certain circumstances, have an "anti-takeover" effect, because it would enable the Board of Directors to issue shares of the Class A Common Stock to persons who are opposed to a takeover bid. This could deter transactions that may result in a change of control of the Company, including transactions in which stockholders may receive a premium for their shares over the current market prices.

         Authorization of Preferred Stock. Because of the broad powers granted to the Board of Directors to issue shares of Preferred Stock and determine the rights, preferences and privileges of the holders of such series, the Board would have the power to issue shares of Preferred Stock in a manner which could be used as a defensive measure against a hostile takeover or to keep the Board of Directors in power. However, the Board of Directors has no present plans to issue shares for such purpose.

         Required Vote; Recommendation of the Board of Directors

         Affirmative votes of the holders of at least a majority of the outstanding shares of Class A Common Stock are required to approve the proposed amendments to Reinhold's Certificate of Incorporation. Under the applicable provisions of the Delaware General Corporation Law, the Company's stockholders have no appraisal rights with respect to the proposed amendments. If the amendments are adopted, they will become effective upon the filing of the Certificate of Incorporation, as amended, with the Delaware Secretary of State.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                        PROPOSAL II TO AMEND THE BY-LAWS

         For the reasons set forth below, the Board of Directors believes that it is in the best interests of the Company and its shareholders to amend Reinhold's By-laws as discussed below. The proposed amendments provide for a Board of Directors of between three and ten directors, with the exact number determined from time to time by vote of a majority of the Board of Directors. The proposed amendments also eliminate from the By-laws references to the Company's former Class B New Common Stock and make certain other changes as discussed below.

         The text of the proposed Amended and Restated By-laws as described in this Proposal to Amend the By-laws is set forth in Exhibit B attached to this Proxy Statement and is incorporated by reference herein.

         Reasons For and Effects of Proposed Amendments
         Variable  Board of  Directors.  The proposed  amendment to Article III,
Section 2 of the By-laws provides that, except as otherwise fixed by or pursuant to the provisions of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having preference over the Class A Common Stock as to dividends or upon liquidation, the number of directors of Reinhold shall be determined from time to time by vote of a majority of the entire Board of Directors, provided that the number thereof may not be less than three nor more than ten. The purpose of the amendment is to allow for the expansion of the Board of Directors to accommodate additional well-qualified directors to serve on Reinhold's Board.

         Amendment of By-laws. The proposed amendment to Article III, Section 8 of the By-laws (relating to Quorum and Manner of Acting) authorizes the Board of Directors to amend Articles II or III of the By-laws without obtaining the affirmative vote of the entire Board of Directors. The By-laws presently permit the Board to amend the By-laws, except that any amendment to Articles II or III requires unanimous vote of the entire board of directors.

         The proposed amendment to Article XI of the By-laws (relating to Amendments) expressly provides that any amendment to the By-laws authorized by the Board of Directors may be by written consent of the Board. The amendment provides further flexibility to the Board of Directors to amend the By-laws by deleting the provision in Article XI that states that no amendment or supplement adopted by the Board shall vary or conflict with any amendment or supplement adopted by the stockholders.

         Elimination of References to Class B Common Stock and Other Changes. The amendment also eliminates references in the By-laws to the former Class B
Common Stock and eliminates references to the restrictions transfer of Reinhold's capital stock that have expired. The amendment also includes certain other changes to update the By-laws.

         The proposed amendment to Reinhold's By-laws is to give effect to the proposed amendment to the Certificate of Incorporation discussed above and to provide greater flexibility for the Board of Directors in adopting revisions or amendments to Reinhold's By-laws without the need to seek shareholder approval of such changes.

         Required Vote; Recommendation of the Board of Directors

         Affirmative votes of the holders of at least a majority of the outstanding shares of Class A Common Stock present in person or represented by proxy at the Special Meeting are required to approve the proposed amendment to Reinhold's By-laws. Under the applicable provisions of the Delaware General Corporation Law, the Company's stockholders have no appraisal rights with respect to the proposed amendment to the By-laws.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE BY-LAWS.

                 PROPOSAL III TO RATIFY THE MANAGEMENT AGREEMENT

         For the reasons set forth below, the Board of Directors believes it is in the best interests of the Company and its shareholders to approve and ratify the Company's Management Agreement with HKW. HKW is a private equity firm with offices in New York, Chicago and Indianapolis. Messrs. Ralph R. Whitney, Jr. and Andrew McNally, IV, who serve as managing directors of HKW, are directors of Reinhold. See, "Background."

         Reasons For and Effects of the Management Agreement

         Pursuant to the Management Agreement HKW will advise Reinhold and its subsidiaries on strategic direction and merger and acquisition activities, including identifying potential acquisition candidates. The Management Agreement provides that Reinhold agrees to pay HKW a fee equal to Twenty Thousand Dollars ($20,000) per month, payable in monthly installments, during the term of the Management Agreement. The term of the agreement is two years, and thereafter it will be automatically renewed for successive one year periods unless either party notifies the other in writing of its intention to terminate the agreement. A copy of the Management Agreement is attached to this Proxy Statement as Exhibit C.

         Required Vote; Recommendation of the Board of Directors

         Affirmative votes of the holders of at least a majority of the outstanding shares of Class A Common Stock present in person or represented by proxy at the Special Meeting are required to approve and ratify the Management Agreement. Under the applicable provisions of the Delaware General Corporation Law, the Company's stockholders have no appraisal rights with respect to the proposed amendment to the By-laws.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE MANAGEMENT AGREEMENT.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table presents information regarding beneficial ownership of Reinhold Common Stock as of that date by (i) persons known by Reinhold to be a beneficial owner of 5% or more of Reinhold's issued and outstanding Common Stock, (ii) each member of the Board of Directors, executive officers, and (iii) by all directors and officers of Reinhold as a group. The information contained in this table reflects "beneficial" ownership within the meaning of Rule 13d-3 under the Exchange Act.

Security Ownership of Certain Beneficial Owners and Management

                                                Amount and Nature of Beneficial   Percentage of Issued and
Name and Address of                             Ownership of Reinhold Common      Outstanding
Beneficial Owner                                Stock                             Common Stock

Massachusetts Mutual Life                                  748,106(1)                       37.4%
Insurance Company
1295 State Street
Springfield, MA  01111

MassMutual High Yield                                      314,204                          15.7%
Partners II, LLC
1295 State Street
Springfield, MA  01111

MassMutual Corporate Value                                 119,697                           6.0%
Partners Limited
1295 State Street
Springfield, MA  01111

Andrew McNally IV                                           61,336(2)                        3.1%

Ralph R. Whitney, Jr.                                       45,476                           2.3%

Michael T. Furry                                            11,115                            *

Brett R. Meinsen                                             1,000                            *
                                                           -------                          -----
All directors and officers of Reinhold as a                118,927                           6.0%
group (4 persons)


*The percentage of shares owned does not exceed 1% of the issued and outstanding Common Stock.

(1) Includes 314,204 shares owned by MassMutual High Yield Partners II LLC and 119,697 shares owned by MassMutual Corporate Value Partners Limited, as to which Massachusetts Mutual Life Insurance Company shares voting and dispositive power but disclaims beneficial ownership.

 (2) Includes 46,737 shares owned by Andrew Management IV, L.P. of which Mr. McNally is the general partner and has sole voting and investment power.

                      PROPOSALS BY HOLDERS OF COMMON STOCK

         An eligible stockholder who desires to have a qualified proposal considered for inclusion in the proxy statement for the Company's Annual Meeting in 2000 must give notice to the Secretary of the Company of the terms and content of the proposal not later than October 29, 1999. The offices of Reinhold are located at 12827 East Imperial Hwy, Santa Fe Springs, California, 90670.

                           EXPENSES AND OTHER MATTERS

         Reinhold will pay the costs of preparing, assembling and mailing this proxy statement and the material enclosed herewith. Reinhold has requested brokers, nominees, fiduciaries and other custodians who hold shares of its Common Stock in their names to solicit proxies from their clients who own such shares, and Reinhold has agreed to reimburse them for their expenses in so doing.

         Management does not intend to present any further items of business to the meeting, and knows of no such items that will or may be presented by others. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy form will vote thereon in such manner as they may, in their discretion, determine.

         Shareholders who do not plan to attend the Special Meeting are urged to complete, date, sign and return the enclosed proxy in the enclosed envelope to which no postage need be affixed if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.




/s/BRETT R. MEINSEN

BRETT R. MEINSEN
Secretary



September 24, 1999



PLEASE DATE, SIGN AND IMMEDIATELY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ADDRESSED ENVELOPE.

                                                                       EXHIBIT A

                              AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION OF
                            REINHOLD INDUSTRIES, INC.


                                    ARTICLE I

The name of the corporation (the "Corporation") is:  Reinhold Industries, Inc.


                                   ARTICLE II

The address of its registered office in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.


                                   ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL")

                                   ARTICLE IV

     SECTION 1. Capital Stock. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 50,000,000 shares, consisting of 45,000,000 shares of Class A Common Stock, par value $.01 per share ("Common Stock"), and 5,000,000 shares of Preferred Stock ("Preferred Stock").

     SECTION 2.  Common Stock.

                  (a) Subject to any voting rights that may be conferred upon the holders of any series of the Preferred Stock established by the Board of Directors pursuant to authority herein provided, and except as otherwise provided by law, the shares of Common Stock shall entitle the holders thereof to one vote for each share upon all matters upon which stockholders have the right to vote.

                  (b) Subject to any limitations prescribed in this Article IV and any further limitations prescribed in accordance therewith, and subject to any prior rights that may be conferred upon the holders of any series of the Preferred Stock established by the Board of Directors pursuant to authority herein provided, and except as otherwise provided by law, the holders of shares of Common Stock shall be entitled to receive when and as declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, pro rata dividends payable either in cash, in property or securities of the Corporation.

                  (c) Subject to any prior rights that may be conferred upon the holders of any series of the Preferred Stock established by the Board of Directors pursuant to authority herein provided, holders of shares of Common Stock will be entitled to receive pro rata all of the remaining assets of the Corporation available for distribution to its stockholders in the event of any liquidation, dissolution or winding up of the Corporation.

         SECTION 3. Preferred Stock. The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock. Except as may be required by law, the shares in any series of Preferred Stock or any shares of stock of any other class need not be identical. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares thereof:

                  (a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

                  (b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

                  (c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of Preferred Stock;

                  (d) whether the shares of such series shall be subject to redemption by the Corporation and, if so, the times, prices and other conditions of such redemption;

                  (e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, or the Corporation;

                  (f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

                  (g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of Preferred Stock or any other securities (whether or not issued by the Corporation) and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

                  (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of Preferred Stock;

                  (i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of Preferred Stock or of any other class of stock; and

                  (j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

Except to the extent otherwise expressly required by law (i) no share of Preferred Stock shall have any voting rights other than those which shall be fixed by the Board of Directors by resolution pursuant to this Section and (ii) no shares of Common Stock shall have any voting rights with respect to any amendment to the terms of any series of Preferred Stock; provided however, that in the case of this clause (ii) the terms of such series of Preferred Stock, as so amended, could have been established without any vote of any shares of Common Stock.

                                    ARTICLE V

         The number of directors on the Board of Directors shall be fixed by, or determined in the manner specified in, the By-laws.


                                   ARTICLE VI

         The Board of Directors is expressly authorized to exercise all powers granted to the directors by law except as such powers are limited or denied herein or in the Bylaws of the Corporation. In furtherance of such powers, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.


                                   ARTICLE VII

         1. The Corporation shall indemnify to the fullest extent permitted under and in accordance with the laws of the State of Delaware, as amended from time to time, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director, officer, employee or agent of or in any other capacity of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

         2. Expenses (including attorneys' fees) incurred in defending any civil, criminal, administrative or investigative action, suit proceeding shall (in the case of any action, suit or proceeding against a director of the Corporation) or may (in the case of any action, suit or proceeding against an officer, trustee, employee or agent) be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board upon receipt of an undertaking by or on behalf of the indemnified person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this paragraph.

         3. The indemnification, advancement of expenses and other rights set forth in this Paragraph shall not be exclusive of any provisions with respect thereto in the Bylaws or any other contract or agreement between the Corporation and any officer, director employee or agent of the Corporation.

         4. Neither the amendment nor repeal of this Article VII, subparagraphs 1, 2 or 3, nor the adoption of any provision of the Certificate of Incorporation inconsistent with Article VII, subparagraphs 1, 2 or 3, shall eliminate or reduce the effect of this Article VII, subparagraphs 1, 2 and 3, in respect of any matter occurring before such amendment, repeal or adoption of an inconsistent provision or in respect of any cause of action, suit or claim relating to any such matter which would have given rise to a right indemnification or right to receive expenses pursuant to this Article VII, subparagraphs 1, 2 or 3, if such provision had not been amended or repealed or if a provision inconsistent therewith had not been so adopted.

         5. No director shall be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director (A) shall be liable under Section 174 of the DGCL or any amendment thereto or successor provision thereto, or (B) shall be liable by reason that, in addition to any and all other requirement for liability, he or she: (i) shall have breached his or her duty of loyalty to the Corporation or its stockholders; (ii) shall not have acted in good faith or, in failing to act, shall not have acted in good faith; (iii) shall have acted in a manner involving intentional misconduct or knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law; or (iv) shall have derived an improper personal benefit.

         If the Delaware General Corporation Law is amended after the date of incorporation of the Corporation to authorize corporation action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation in the manner now or hereafter prescribed by statute.

         IN   WITNESS  WHEREOF,  Reinhold  Industries ,  Inc.  has  caused  this certificate to be signed and attested to this _____ day of ______________, 1999.


Dated:                   , 1999

ATTEST:                                     REINHOLD INDUSTRIES, INC.

_______________________________             By:______________________________
Secretary                                   Name: Michael T. Furry
                                            Title: President

                                                                       EXHIBIT B

                         AMENDED AND RESTATED BY-LAWS OF
                            REINHOLD INDUSTRIES, INC.


                                    ARTICLE I

                                     OFFICES

         SECTION 1. Delaware Office. The registered office of Reinhold Industries, Inc. (the "Corporation") within the State of Delaware shall be maintained at the office of Corporate Trust Company in the City of Welmington, County of New Castle.

         SECTION 2. Other Offices. The Corporation may also have an office or offices and keep the books and records of the Corporation, except as otherwise may be required by law, in such other place or places, either within or without, the State of Delaware, as the Board of Directors of the corporation (the "Board") may from time to time determine or the business of the Corporation may require.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         SECTION 1. Place of Meetings. All meetings of holders of shares of capital stock of the Corporation shall be held at the office of the Corporation in the State of Delaware or at such other place, within or without the State of Delaware, as may from time to time be fixed by the Board or specified or fixed in the respective notices or waivers of notice thereof.

         SECTION 2. Annual Meetings. An annual meeting of stockholders of the Corporation for the election of directors and for the transaction of such other business as may properly come before the meeting (an "Annual Meeting") shall be held on the first Tuesday of each [________________], or on such other date and at such time as may be fixed by the Board. If the Annual Meeting shall not be held on the day designated, the Board shall call a special meeting of stockholders as soon as practicable for the election of directors.

         SECTION 3. Special Meetings. Special meetings of stockholders, unless otherwise provided by law, may be called at any time by the Board, the President or stockholders owning, in the aggregate, twenty-five (25%) percent or more of the outstanding Common Stock of the Corporation. Any such call must specify the matters to be acted upon at such meeting and only such matters shall be acted upon thereat.

         SECTION 4. Notice of Meetings. Except as otherwise may be required by law, notice of each meeting of stockholders, whether an Annual Meeting or a special meeting, shall be in writing, shall state the purpose or purposes of the meeting, the place, date and hour of the meeting and, unless it is an Annual Meeting, shall indicate that the notice is being issued by or at the direction of the person or persons calling the meeting, and a copy thereof shall be delivered or sent by mail, not less than ten (10) nor more than sixty (60) days before the date of said meeting, to each stockholder entitled to vote at such meeting. If mailed, such notice shall be directed to such stockholder at his address as it appears on the stock records of the Corporation, unless he shall have filed with the Secretary a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Notice of an adjourned meeting need not be given if the time and place to which the meeting is to be adjourned was announced at the meeting at which the adjournment was taken, unless (i) the adjournment is for more than thirty
(30) days or (ii) the Board shall fix a new record date for such adjourned meeting after the adjournment.

         SECTION 5. Quorum. At each meeting of stockholders of the Corporation, the holders of shares having majority of the voting power of the capital stock of the Corporation issued and outstanding and entitled to vote thereat shall be present or represented by proxy to constitute a quorum for the transaction of business, except as otherwise provided by law.

         SECTION 6. Adjournments. In the absence of a quorum at any meeting of stockholders or any adjournment or adjournments thereof, holders of shares having a majority of the voting power of the capital stock present or represented by proxy at the meeting may adjourn the meeting from time to time until a quorum shall be present or represented by proxy. At any such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting originally called if a quorum had been present or represented by proxy thereat.

         SECTION 7. Voting. Except as otherwise provided in the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") at each meeting of stockholders, every stockholder of the Corporation entitled to vote shall be entitled to one vote for every share of capital stock standing in his name on the stock records of the Corporation (i) at the time fixed pursuant
Section 6 of Article VII of these By-Laws as the record date for the determination of stockholders entitled to vote at such meeting or (ii) if no such record date shall have been fixed, then at the close of business on the day next preceding the day on which notice thereof shall be given. At each meeting of stockholders, all matters shall be decided by a majority of the votes cast at such meeting by the holders of shares of capital stock present or represented by proxy and entitled to vote thereon, a quorum being present, except where a different vote is required by law or the Certificate of Incorporation.

         SECTION  8.   Inspectors.   For  each  election  of  directors  by  the
stockholders and in any other case in which it shall be advisable, in the opinion of the Board, that the voting upon any matter shall be conducted by inspectors of election, the Board shall appoint two inspectors of election. If, for any such election of directors or the voting upon any such other matter, any inspector appointed by the Board shall be unwilling or unable to serve, or if the Board shall fail to appoint inspectors, the chairman of the meeting shall appoint the necessary inspector or inspectors. The inspectors so appointed, before entering upon the discharge of the duties, shall be sworn faithfully to execute the duties of inspectors with strict impartiality, and according to the best of their ability and the oath so taken shall be subscribed by them. Such inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each of the shares represented at the meeting, the existence of a quorum, and validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as proper to conduct the election or vote with fairness to all stockholders on request of the chairman of the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of election of directors. Inspectors need not be stockholders.

                                   ARTICLE III

                                    DIRECTORS

         SECTION 1. Powers. The business and affairs of the Corporation shall be managed by or under the direction of Board. The Board may select one of its members to be Chairman of the Board. The Chairman of the Board shall, if present, preside at all meetings of the Board and of the stockholders. If the Chairman is not present, the members of the Board then present elect one of the members so present to serve as Acting Chairman.

         SECTION 2. Number and Terms. Except as otherwise fixed by or pursuant to the provisions of the Certificate of Incorporation of the Corporation relating to the rights of the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation, the number of directors of the Corporation shall be determined from time to time by vote of a majority of the entire Board of Directors, provided that the number thereof may not be less than three nor more than ten. Directors are elected at each annual shareholders' meeting and serve for a term expiring at the following annual shareholders' meeting. A director who has been removed pursuant to
Section 10 of this Article III ceases to serve immediately upon removal; otherwise, a director whose term has expired continues to serve until a successor is elected and qualifies or until there is a decrease in the number of directors.

         SECTION 3. Nominations of Directors; Election. Nominations for the election of directors may be made by the Board by any stockholder entitled to vote generally in the election of directors who complies with the procedures set forth in this Section. Directors shall be at least 21 years of age. Directors need not be stockholders. At each meeting of stockholders for the election of directors at which a quorum is present, the persons receiving a plurality of the votes cast shall be elected directors. All nominations by stockholders shall be made pursuant to timely notice in proper written form to the Secretary of the Corporation. To be timely, a stockholder notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than thirty (30) days nor more than sixty (60) days prior to the meeting; provided, however, that in the event that less than forty (40) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper written form, such stockholders notice shall set forth in writing (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (ii) as to the stockholder giving the notice, (x) the name and address, as they appear on the Corporations books, of such stockholder and (y) the class and number of shares of the Corporation which are beneficially owned by such stockholder. In the event that a stockholder seeks to nominate one or more directors, the Secretary shall appoint two inspectors, who shall not be affiliated with the Corporation, to determine whether a stockholder has complied with this Section 3. If the inspectors shall determine that a stockholder has not complied with this Section 3, the inspectors shall direct the chairman of the meeting to declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the By-Laws of the Corporation, and the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

         SECTION 4. Place of Meetings. Meetings of the Board shall be held at the Corporation's office in the State of Delaware or at such other place, within or without such State, as the Board may from time to time determine or as shall be specified or fixed in the notice or waiver of notice of any such meeting.

         SECTION 5. Regular Meetings. Regular meetings of the Board shall be held quarterly in accordance with a yearly meeting schedule as determined by the Board; or such meetings may be held on such other days and at such other times as the Board may from time to time determine. Notice of regular meetings of the Board need not be given except as otherwise required by these By-Laws.

         SECTION 6. Special Meetings. Special meetings of the Board may be called by the Chairman or the President and shall be called by the Secretary at the request of any two directors.

         SECTION 7. Notice of Meetings. Notice of each special meeting of the Board (and of each regular meeting for which notice shall be required), stating the time, place and purposes thereof, shall be mailed to each director, addressed to him or her at his or her residence or usual place of business, or shall be sent to him or her by telex, cable or telegram so addressed, or shall be given personally by telephone on twenty-four hours' notice.

         SECTION 8. Quorum and Manner of Acting. The presence of at least a majority of the authorized number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board. Except where a different vote is required by law, the Certificate of Incorporation or these By-Laws, the act of a majority of the directors present at any meeting at which a quorum shall be present shall be the act of the Board. Any action required or permitted to be taken by the Board may be taken without a meeting if all the directors consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the directors shall be filed with the minutes of the proceedings of the Board. Any one or more directors may participate in any meeting of the Board by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall be deemed to constitute presence in person at a meeting of the Board.

         SECTION 9. Resignation. Any director may resign at any time by giving written notice to the Corporation; provided, however, that written notice to the Board, the Chairman of the Board, the President or the Secretary shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

         SECTION 10. Removal of Directors. To the extent permitted by law, any director may be removed from office, with or without cause, by the affirmative vote of such number of shares of Common Stock as would be sufficient to elect him if then voted at a meeting held to elect the entire Board of Directors. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the provisions of this Section shall not apply with respect to the director or directors elected by such holders of Preferred Stock.

                                   ARTICLE IV

                             COMMITTEES OF THE BOARD

         SECTION 1. Appointment and Powers of Executive Committee. The Board may, by resolution adopted by the affirmative vote of a majority of the authorized number of directors, designate an Executive Committee of the Board which shall consist of such number of members (but not less than three) as the Board shall determine, one of whom shall be the President. Except as provided by Delaware law, during the interval between the meetings of the Board, the Executive Committee shall possess and may exercise all the powers of the Board in the management and direction of all the business and affairs of the Corporation (except the matters hereinafter assigned to any other Committee of the Board), in such manner as the Executive Committee shall deem in the best interests of the Corporation in all cases in which specific directions shall not have been given by the Board. A majority of the members of the Executive Committee shall constitute a quorum for the transaction of business by the committee and the act of a majority of the members of the committee present at a meeting at which a quorum shall be present shall be the act of the committee. Either the President or the Chairman of the Executive Committee may call the meetings of the Executive Committee.

         SECTION 2. Appointment and Powers of Audit Committee. The Board may, by resolution adopted by the affirmative vote of a majority of the authorized number of directors, designate an Audit Committee of the Board, which shall consist of such number of members of the Board as the Board shall determine. The Audit Committee shall (i) make recommendations to the Board as to the independent accountants to be appointed by the Board; (ii) review with the independent accountants the scope of their examination; (iii) receive the reports of the independent accountants and meet with representatives of such accountants for the purpose of reviewing and considering questions relating to their examination and such reports; (iv) review, either directly or through the independent accountants, the internal accounting and auditing Procedures of the Corporation; and (v) perform such other functions as may be assigned to it from time to time by the Board. The Audit Committee may determine its manner of acting and fix the time and place of its meetings, unless the Board shall otherwise provide. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business by the committee and the act of a majority of the members of the committee present at a meeting at which a quorum shall be present shall he the act of the committee.

         SECTION 3. Other Committees. The Board may, by resolution adopted by the affirmative vote of a majority of the authorized number of directors, designate members of the Board to constitute such other committees of the Board as the Board may determine. Such committees shall in each case consist of such number of directors as the Board may determine, and shall have and may exercise, to the extent permitted by law, such powers as the Board may delegate to them, in the respective resolution appointing them. Each such committee may determine its manner of acting and fix the time and place of its meeting, unless the Board shall otherwise provide. A majority of the members of any such committee shall constitute a quorum for the transaction of business by the committee and the act of a majority of the members of such committee present at a meeting at which a quorum shall be present shall be the act of the committee.

         SECTION 4. Action by Consent; Participation by Telephone or Similar Equipment. Unless the Board shall otherwise provide, any action required or permitted to be taken by any committee may be taken without a meeting if all members of the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the committee shall be filed with the minutes of the proceedings of the committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear one another. Participation by such means shall constitute presence in person at a meeting of the committee.

         SECTION 5. Changes in Committees; Resignations. The Board shall have power, by the affirmative vote of a majority of the authorized number of directors, at any time, to change the members of, fill vacancies in, or discharge any committee of Board. Any member of any such committee may resign at any time by giving notice to the Corporation; provided, however, that notice to the Board, the Chairman of the Board, President, the chairman of such committee or the Secretary shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specific therein; and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective. A member of any such committee may be removed at any time, either with or without cause, by the affirmative vote of a majority the authorized number of any meeting of the Board.


                                    ARTICLE V

                                    OFFICERS

         SECTION 1. Number and Qualification. The Corporation shall have such officers as may be necessary or desirable for business of the Corporation. There shall be elected by the Board persons having the titles and exercising the duties (as prescribed by the By-Laws or by the Board) of Chairman of the Board, President, Vice President, Treasurer and Secretary, and such other persons having such other titles and such other duties as the Board may prescribe. The same person may hold more than one office. The Chairman of the Board shall be elected from among the directors. Unless otherwise determined by the Board, the officers the Corporation shall be elected by the Board at the annual meeting of the Board, and shall be elected to hold office until the next succeeding annual meeting of the Board. In the event of the failure to elect officers at such annual meeting, officers may be elected at any regular or special meeting of the Board. Each officer shall hold office until his successor has been elected and qualified, or until his earlier death, resignation or removal.

         SECTION 2. Resignations. Any officer may resign at any time by giving written notice to the Corporation; provided, however, that notice to the Board, the President, Chairman of or the Secretary shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein.

         SECTION 3. Vacancies. Any vacancy among the officers, whether caused by death, resignation, removal or any other cause, shall be filled in the manner prescribed for election or appointment to such office.

         SECTION 4. President. The President shall be the chief executive officer of the Corporation. The President shall have general and day to day supervision of the business and affairs of the Corporation. He shall perform the duties incident to the office of the President and all such other duties and shall have such other powers as are specified in these By-Laws or as shall be assigned to or conferred upon him from time to time by the Board by resolution or in any employment agreement approved by the Board.

         SECTION 5. Vice President. Each Vice President shall perform such duties and exercise such powers as may be assigned to him from time to time by the Board. In the absence of a President, the duties of a President shall be performed and his power may be exercised by such Vice President as may be designated by the President or, failing such designation, such duties shall be performed and such power may be exercised by each Vice President in the order of their earliest election to that office; subject in any case to review and superseding action by the President.

         SECTION 6. Treasurer. The Treasurer shall have charge and custody of, and responsibility for, all funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all moneys and other valuables for the credit of the corporation in such depositories as may be designated pursuant to these By-Laws, shall receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever, shall disburse the funds of the Corporation and shall render at all regular meetings of the Board, or whenever the Board may require, an account of all his transactions as Treasurer. He shall, in general, perform all the duties incident to the office of Treasurer and all such other duties as may be assigned to him from time to time by the President or such other officers whom the Treasurer reports.

         SECTION 7. Secretary. The Secretary shall, if present, act as secretary of, and keep the minutes of all meetings of the Board, the Executive Committee and other committees of the Board and the stockholders in one or more books provided for the purpose, shall see that all notices are duly given in accordance with these By-Laws and as required by law, shall be custodian of the seal of the corporation and shall affix and attest the seal to all documents to be executed on behalf of the Corporation under its seal. He shall, in general, perform all the duties incident to the office of Secretary and all such other duties as may be assigned to him from time to time by the President or such other officer to whom the secretary reports.

         SECTION 8. Additional Officers. The Board may by resolution appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board.

         SECTION 9. Bonds of Officers. If required by the Board, any officer of the Corporation shall give a bond for the faithful discharge of his duties in such amount and with such surety or sureties as the Board may require.

         SECTION 10. Salaries. The salaries of all officers and agents of the Corporation shall be fixed by the Board. No officer shall be prevented from receiving any such salary by reason of the fact that he or she is also a director of the Corporation.

                                   ARTICLE VI

                    CONTRACTS, CHECKS, LOANS, DEPOSITS, ETC.

         SECTION 1. Contracts. The Board may authorize any officer or officers, agents, in the name and on behalf of the Corporation, to enter into any contract or to execute and deliver any instrument, which authorization may be general or confined to specific instances; and, unless so authorized by the Board, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render liable pecuniarily for any purpose or for any amount.

         SECTION 2. Checks, etc. All checks, drafts, bills of exchange or other orders for the Payment of money out of the funds of the corporation, and all notes or other evidences of indebtedness of the Corporation, shall be signed in the name and on behalf the Corporation in such manner as shall from time to time be authorized by the Board, which authorization may be general or confined to instances.

         SECTION 3. Loans. No loan shall be contracted on behalf of the Corporation, and no negotiable paper shall he issued its name, unless authorized by the Board, which authorization may be general or confined to specific instances. All bond debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be mad executed and delivered as the Board shall authorize.

         SECTION 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time for the credit of the Corporation in such banks, trust companies or other depositories as may be selected by or in the manner designated by the Board. The Board or designees may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of the Certificate of Incorporation or these By-laws, as they may deem advisable.

                                   ARTICLE VII

                                  CAPITAL STOCK

         SECTION 1. Stock Certificate. Each stockholder shall be entitled to have, in such form as shall be approved by the Board, a certificate or certificates signed by the Chairman of the Board or the President, and by either the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary (except that, when any such certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation or an employee of the Corporation, the signatures of any such officers may be facsimiles, engraved or printed), which may be sealed with the seal of the Corporation (which seal may be a facsimile, engraved or printed), certifying the number of shares of capital stock of the Corporation owned by such stockholder. In the event any officer who has signed or whose facsimile signature has been placed upon any such certificate shall have ceased to be such officer before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

         SECTION 2. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make or cause to be prepared or made, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting arranged in alphabetical order, and showing the address of each stockholder and the number of shares of capital stock registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting for the duration thereof, and may be inspected by any stockholder of the Corporation who is present.

         SECTION 3. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholder entitled to examine the stock ledger, the list required by Section 2 of this Article VII or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         SECTION 4. Transfers of Capital Stock. Transfers of shares of capital stock of the Corporation shall be made only on the stock ledger of the Corporation by the holder of record thereof, by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, or by the transfer agent of the Corporation, and only on surrender of the certificate or certificates representing such shares, properly endorsed or accompanied by a duly executed stock transfer power. The Board may make such additional rules and regulations as it may deem advisable concerning the issue and transfer of certificate representing shares of the capital stock of the Corporation.

         SECTION 5. Lost Certificates. The Board may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board may, its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         SECTION 6. Fixing of Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividends or other distributions or allotments of any rights, or entitled to exercise any rights in respect to any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

         SECTION 7. Beneficial Owner. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and to hold liable for calls and assessments person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof, except as otherwise provided by law.

                                  ARTICLE VIII

                                   FISCAL YEAR

         The Corporation's fiscal year shall coincide with the calendar year.


                                   ARTICLE IX

                                      SEAL

         The corporate seal shall be in such form as the Board of Directors shall prescribe.


                                    ARTICLE X

                                WAIVER OF NOTICE

         Whenever any notice is required by law, the Certificate of Incorporation or these By-Laws to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether signed before or after the time stated in such written waiver, shall be deemed equivalent to such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the stockholders, directors, or members of a committee of Directors need be specified in any written waiver of notice.


                                   ARTICLE XI

                                   AMENDMENTS

         These By-Laws or any of them may be amended or supplemented in any respect at any time, either (i) at any meeting of stockholders; provided that any amendment or supplement proposed to be acted upon at any such meeting shall have been described or referred to in the notice of such meeting; or (ii) by the written consent of the Board or at any meeting of the Board, provided that any amendment or supplement proposed to be acted upon at any such meeting shall have been described or referred to in the notice of such meeting or an announcement with respect thereto shall have been made at the last previous Board meeting.

                                                                       EXHIBIT C


                              MANAGEMENT AGREEMENT


         THIS MANAGEMENT AGREEMENT ("Agreement") is entered into this 3rd day of June, 1999 (the "Effective Date"), by and between Reinhold Industries, a Delaware corporation ("Reinhold"), and Hammond, Kennedy, Whitney & Company, Inc., a New York corporation ("HKW").

                                    RECITAL:

         The Board of Directors believes it is in the best interest of Reinhold to engage HKW to advise, consult and represent Reinhold and its subsidiaries on strategic direction, merger and acquisition activities and general investment banking matters on the terms contemplated hereby, and HKW desires to provide such services as contemplated hereby.

         NOW, THEREFORE, in consideration of the premises, the covenants contained herein, and each act done pursuant thereto, the parties agree as follows:

         1. HKW agrees to advise Reinhold and its subsidiaries on strategic direction and merger and acquisition activities, including identifying potential acquisition candidates.

2.Reinhold  agrees to pay HKW a fee for HKW's services equal to Twenty  Thousand
  Dollars ($20,000) per month during the term of this Agreement. Such fee shall be paid to HKW by Reinhold in monthly installments on or before the fifteenth day of each month during the term of this Agreement.

         3. This Agreement shall commence as of the Effective Date and shall continue in full force and effect until the second anniversary, and shall thereafter be automatically renewed for successive one year periods from the anniversary of the Effective Date unless either party hereto notifies the other in writing of its intention to terminate the Agreement at least one hundred twenty (120) days prior to its expiration of the then current term.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the first date set forth above.

                                 REINHOLD INDUSTRIES, INC.

                                 By  /s/ Michael T. Furry
                                 Its: President


                                 HAMMOND, KENNEDY, WHITNEY
                                 & COMPANY

                                 By:  /s/ Glenn Scolnik
                                 Glenn Scolnik, President

                                                                      APPENDIX A
                            REINHOLD INDUSTRIES, INC.
                           12827 East Imperial Highway
                           Santa Fe Springs, CA 90670

                                      PROXY


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS

         The undersigned hereby appoints Brett R. Meinsen and Judy M. Sanson, and each of them, the proxies of the undersigned, with power of substitution in each, to vote all Class A Common Stock of Reinhold Industries, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders of such Corporation to be held at the offices of Reinhold Industries, Inc., 12827 East Imperial Highway, Santa Fe Springs, California on Wednesday, October 20, 1999 at 10:00 A.M., Pacific time, and at any adjournments thereof.

1.       AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

         For [  ]                   Against  [  ]                  Abstain  [  ]

2.       AMENDMENT OF THE AMENDED AND RESTATED BY-LAWS.

         For [  ]                   Against  [  ]                  Abstain  [  ]

3.       RATIFICATION OF THE MANAGEMENT AGREEMENT.

         For [  ]                   Against  [  ]                  Abstain  [  ]

      (Continued and to be signed on reverse side)
----------------------------------------------

(Continued side)

4. In their discretion, such other business as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INSTRUCTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.


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            Date


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            Name of Registered Holder


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            Signature


            --------------------------------
            Signature

Joint owners should each sign. When signing as executor, administrator, trustee or guardian, give your full Title as such.